SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2011

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On November 30, 2011, Vectren Utility Holdings, Inc. (“VUHI”), a wholly owned subsidiary of Vectren Corporation (“Vectren”), issued Senior Guaranteed Notes (the “Notes”) in a private placement to various institutional investors. The Notes were issued in three tranches: (i) $55,000,000 4.67% Senior Guaranteed Notes, due November 30, 2021, (ii) $60,000,000 5.02% Senior Guaranteed Notes, due November 30, 2026, and (iii) $35,000,000 5.99% Senior Guaranteed Notes, due November 30, 2041.  The Notes are jointly and severally guaranteed by VUHI’s regulated utility subsidiaries, Southern Indiana Gas and Electric Company, Indiana Gas Company, Inc., and Vectren Energy Delivery of Ohio, Inc. and are unsecured.  The Notes were issued pursuant to a Note Purchase Agreement, dated April 5, 2011, a copy of which was attached as Exhibit 4.1 to Vectren’s Current Report on Form 8-K filed on April 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
November 30, 2011

	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer